UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2021

KILROY REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-12675	95-4598246
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)

(310) 481-8400

(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	KRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2021 annual meeting of stockholders of Kilroy Realty Corporation (the “Company”) held on May 20, 2021 (the “Annual Meeting”), the Company’s stockholders approved a proposal to amend and restate the Company’s bylaws to remove the Independent Committee approval requirement for certain related party transactions as set forth in Article III, Section 7 thereof, as such approval is separately governed by the Company’s related party transactions policy, and to make certain ministerial conforming changes (the “Bylaw Amendment”).

The Bylaw Amendment became effective upon approval by the Company’s stockholders at the Annual Meeting.

The foregoing description of the Bylaw Amendment is qualified in its entirety by reference to the full text of the Seventh Amended and Restated Bylaws of Kilroy Realty Corporation, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting.

Proposal 1:    Election of directors, each to serve until the Company’s 2022 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
John Kilroy	90,836,204	2,234,595	5,042,339	3,951,998
Edward Brennan, PhD	78,003,699	19,990,043	119,396	3,951,998
Jolie Hunt	89,211,335	8,783,772	118,031	3,951,998
Scott Ingraham	92,771,955	5,221,754	119,429	3,951,998
Louisa Ritter	97,758,217	236,889	118,032	3,951,998
Gary Stevenson	89,141,735	8,851,974	119,429	3,951,998
Peter Stoneberg	88,395,806	9,597,873	119,459	3,951,998

Proposal 2:    Approval, on an advisory basis, of the compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
53,662,453	44,309,497	141,188	3,951,998

Proposal 3:    Approval of amendment and restatement of the Company’s Bylaws to remove the Independent Committee approval requirement separately governed by the Company’s related party transactions policy.

For	Against	Abstain	Broker Non-Votes
97,941,737	40,076	131,325	3,951,998

Proposal 4:    Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
98,509,133	3,431,007	124,996	N/A

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

3.1*	Seventh Amended and Restated Bylaws of Kilroy Realty Corporation
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)
_______________

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kilroy Realty Corporation
Date: May 20, 2021

By:	/s/ Merryl E. Werber
Merryl E. Werber Senior Vice President, Chief Accounting Officer and Controller